UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2016

SCRIPSAMERICA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-54550	26-2598594
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1094 Main Avenue, Suite A , Clifton, NJ	07011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 957-7622

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Ironridge Litigation Up-date

The Los Angeles Superior Court held its scheduled hearing (as previously disclosed by Registrant in its Current Report on Form 8-K filed on April 27, 2016) on the Company’s motion to enforce its settlement with Ironridge, as well as two other motions, one filed by Ironridge and one filed by Mr. Schneiderman, the Company’s former CEO. At that hearing held on May 17, 2016, the Court ordered the Company to file a supplemental brief in support of its motion by June 1 and ordered any parties that wish to respond to the Company’s brief to do so by June 17. The Court also scheduled a status conference for June 2 at which time the Court plans to set a hearing date on the Company’s motion and the other parties’ pending motions, as well as discuss the status of mediation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScripsAmerica, Inc

Date: May 23, 2016	By: /s/ Brian Ettinger
Brian Ettinger
Chief Executive Officer

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